                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or KATHLEEN
M. HAYES his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as Director of said corporation a Registration Statement on Form S-8 relating to 1,000,000 shares of said corporation's common stock and an indeterminate number of plan interests issuable under the PG&E Gas Transmission, Texas Corporation Savings Plan, and any and all amendments of said Registration Statement, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 16th day of July, 1997.


STANLEY T. SKINNER                  H.M. CONGER

ROBERT D. GLYNN, JR.                MARY S. METZ

RICHARD B. MADDEN                   JOHN C. SAWHILL

SAMUEL T. REEVES                    WILLIAM S. DAVILA

ALAN SEELENFREUND                   DAVID M. LAWRENCE

C. LEE COX                          REBECCA Q. MORGAN

DAVID A. COULTER                    BARRY LAWSON WILLIAMS

RICHARD A. CLARKE                   CARL E. REICHARDT

                               POWER OF ATTORNEY


     ROBERT D. GLYNN, JR., the undersigned, the President and Chief Executive Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or KATHLEEN M. HAYES his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as the President and Chief Executive Officer of said corporation a Registration Statement on Form S-8 relating to 1,000,000 shares of said corporation's common stock and an indeterminate number of plan interests issuable under the PG&E Gas Transmission, Texas Corporation Savings Plan, and any and all amendments of said Registration Statement, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of July, 1997.


                                    ROBERT D. GLYNN, JR.
                                    --------------------
                                    ROBERT D. GLYNN, JR.

                               POWER OF ATTORNEY


     KENT M. HARVEY, the undersigned, Treasurer and Acting Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or KATHLEEN M. HAYES his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Treasurer and Acting Chief Financial Officer of said corporation a Registration Statement on Form S-8 relating to 1,000,000 shares of said corporation's common stock and an indeterminate number of plan interests issuable under the PG&E Gas Transmission, Texas Corporation Savings Plan, and any and all amendments of said Registration Statement, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of July, 1997.

                                           KENT M. HARVEY
                                           --------------
                                           KENT M. HARVEY

                               POWER OF ATTORNEY


     CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE
H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or KATHLEEN M. HAYES his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller of said corporation a Registration Statement on Form S-8 relating to 1,000,000 shares of said corporation's common stock and an indeterminate number of plan interests issuable under the PG&E Gas Transmission, Texas Corporation Savings Plan, and any and all amendments of said Registration Statement, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 16th day of July, 1997.


                                           CHRISTOPHER P. JOHNS
                                           --------------------
                                           CHRISTOPHER P. JOHNS

                               POWER OF ATTORNEY


     STEPHEN P. REYNOLDS, the undersigned, hereby constitutes and appoints BRUCE
R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM or KATHLEEN M. HAYES, and each of them with power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to 1,000,000 shares of common stock of PG&E Corporation and an indeterminate number of plan interests issuable under the PG&E Gas Transmission, Texas Corporation Savings Fund Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 14th day of August, 1997.


                                         STEPHEN P. REYNOLDS
                                         -------------------
                                         STEPHEN P. REYNOLDS